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                                                                    EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Epixtar Corp. ("Company") Quarterly Report on Form 10-Q/A for the period ended September 30, 2005 ("Report"), the undersigned certifies that:

1. Except with respect to the inability to provide financial statements reviewed by the Company's auditors,the Report fully complies with the requirements of
   Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 11, 2006                              /s/ Martin Miller
                                                    ----------------------------
                                                    Martin Miller
                                                    Chief Executive Officer